							    Exhibit 99.1

						EXECUTION COPY

				AMENDMENT

	AMENDMENT dated as of March 30, 2001 (this "Amendment") among Ohio Casualty Corporation (the "Company"), the financial institutions signatory hereto (the "Lenders") and The Chase Manhattan Bank, as administrative agent for the Lenders (the "Administrative Agent").

	The Company, the Lenders and the Administrative Agent are party to a Credit Agreement dated as of October 27, 1997 (as amended, modified and in effect on the date hereof, the "Credit Agreement").

	The Company, the Administrative Agent and the Lenders have agreed to modify the terms of the Credit Agreement as provided herein.

	Accordingly, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

	Section 1. Definitions. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

	Section 2. Amendments. Subject to the satisfaction of the conditions to effectiveness specified in Section 4 hereof, but with effect on and after the date hereof:

		(i) Section 1.01 of the Credit Agreement is amended by replacing the definition of "Applicable Margin" in its entirety as follows:

		"Applicable Margin" shall mean, with respect to Base Rate Loans and Eurodollar Loans, as at any date of determination, the percentage per annum (expressed in number of basis points) determined by reference to the S&P Rating as at such date:


				APPLICABLE MARGIN
				-----------------

Category         S&P Rating                       Base Rate Loans         Eurodollar Loans


  (a)           Less than A+ but equal to or      0 basis points          57.5 basis points
		greater than A
  (b)           Less than A but equal to or       0 basis points          75.0 basis points
		greater than  A- or greater
  (c)           Less than A- but equal to or      50.0 basis points       112.5 basis points
		greater than BBB+
  (d)           Less than BBB+ but equal to or    100.0 basis points      150.0 basis points
		greater than BBB
  (e)           Less than BBB or no rating        150.0 basis points      200.0 basis points


	provided that if a Default shall have occurred and be continuing, category (e) shall be deemed applicable for as long as the same shall continue. Each change in any Applicable Margin in respect of Eurodollar Loans resulting from a change in the S&P Rating shall take effect at the time of such change in the S&P Rating.

		(ii) Section 2.08 is hereby amended in its entirety as follows:

		2.08 Facility Fee. The Company shall pay to the Administrative Agent for account of each Lender a facility fee on the daily average amount of such Lender's Commitments (used and unused) during each calendar quarter falling within the period beginning on the date of this Agreement and ending on but not including the earlier of the date the Commitments are terminated and all of the Loans are paid in full or the Commitment Termination Date, at a rate per annum as at any date of determination, equal to the percentage per annum (expressed in number of basis points) determined by reference to the S&P Rating as at such date:



	Category                S&P Rating                      Facility Fee
	--------                ----------                      ------------

	   (a)          Less than A+ but equal to or            17.5 basis points
			greater than A
	   (b)          Less than A but equal to or             25.0 basis points
			greater than A-
	   (c)          Less than A- but equal to or            37.5 bais points
			greater than BBB+
	   (d)          Less than BBB+ but equal to or          50.0 bais points
			greater than BBB
	   (e)          Less than BBB or no rating              50.0 basis points


provided that if a Default shall have occurred and be continuing, category (e) shall be deemed applicable for as long as the same shall continue. Each change in the percentage on the basis of which the facility fee is calculated resulting from a change in the S&P Rating shall take effect at the time of such change in the S&P Rating. Accrued facility fees shall be payable on each Quarterly Date and on the earlier of the date the Commitments are terminated and all of the Loans are paid in full or the Commitment Termination Date.

	     (iii) Section 8.09 is hereby amended in its entirety as follows:

	     8.09 Minimum Statutory Surplus. The Company will not permit at any time the Statutory Surplus to be less than $750,000,000, provided, that, for the quarterly periods ending March 31, 2001 and June 30, 2001, the Statutory Surplus shall not be less than $675,000,000.

	Section 3. Representations and Warranties. The Company represents and warrants to the Lenders and the Administrative Agent that (a) this Amendment has been duly and validly

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executed and delivered by the Company and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms and
(b) after giving effect to this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties made by the Company in Section 7 of the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), except for the following modification to the last sentence of Section 7.02(a):

	"Since December 31, 2000, there has been no material adverse change in the consolidated financial condition, operations, business or prospects taken as a whole of the Company and its Consolidated Subsidiaries from that set forth in said financial statements as at said date."

	Section 4. Conditions To Effectiveness. The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon:

		(i) the execution and delivery by the Company, the Majority Lenders and the Administrative Agent of this Amendment;

		(ii) the receipt by the Administrative Agent of the associated fees and expenses to be paid as separately agreed upon by the Company and the Administrative Agent; and

		(iii) the payment of an amendment fee of 25.0 basis points to each Lender (calculated on such Lender's Commitment) that executes and delivers this Amendment (including by facsimile) to the Administrative Agent; provided, however, if the Administrative Agent does not receive an executed copy of the Amendment from any Lender prior to 12:00 Noon EST on Friday, March 30, 2001, any such Lender(s) shall not be entitled to payment of such fee.

	Section 5. Documents Otherwise Unchanged. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect, and each reference to the Credit Agreement and words of similar import in the Credit Agreement, as amended hereby, shall be a reference to the Credit Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

	Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

	Section 7.  Expenses.  Without limiting its obligations under Section
11.03 of the Credit Agreement, the Company agree to pay, on demand, all reasonable out-of-pocket costs and expenses of the Administrative Agent (including the legal fees of Vedder, Price, Kaufman & Kammholz, special New York counsel to the Administrative Agent) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

	Section 8. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

	Section 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


				Company:
				--------

				OHIO CASUALTY CORPORATION

				By  Elizabeth M. Riczko
				    -------------------
				Title: Executive Vice President & Treasurer


				Accepted and Agreed:

				Lender
				------


				THE CHASE MANHATTAN BANK

				By  Heather Lindstrom
				    -----------------
				Title: Vice President

				BANK ONE, NA

				By  Cynthia W. Priest
				    -----------------
				Title:  First Vice President

				FIRST UNION NATIONAL BANK

				By  Kimberly Shaffer
				    ----------------
				Title:  Director

				KEY BANK NATIONAL ASSOCIATION

				By  Sherrie I. Manson
				    ------------------
				Title:  Vice President

				BANK OF MONTREAL

				By Bruce A. Pieka
				   --------------
				Title:  Director

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				Lender
				------

				FIFTH THIRD BANK

				By  Tom Partridge
				    -------------
				Title:  Vice President

				FLEET NATIONAL BANK

				By  Mary Ann Jordan
				    ---------------
				Title:  Director

				MELLON BANK, N.A.

				By  Maria E. Totin
				    --------------
				Title:  Assistant Vice President

				NATIONAL CITY BANK, COLUMBUS

				By  Rick P. Mariotti
				    ----------------
				Title:  Assistant Vice President

				PNC BANK, OHIO, NATIONAL ASSOCIATION

				By  Jeffrey L. Stein
				    ----------------
				Title:  Vice President

				ROYAL BANK OF CANADA

				By  __________________________
				Title:

				FIRSTAR, NA

				By _________________________
				Title:

				STATE STREET BANK AND TRUST COMPANY

				By  Edward M. Anderson
				    ------------------
				Title:  Vice President

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				Lender
				------

				SUNTRUST BANK, CENTRAL FLORIDA,
				NATIONAL ASSOCIATION

				By  William C. Humphries
				    -------------------
				Title:  Director

				UNION BANK OF CALIFORNIA, N.A.

				By  Albert W. Kelley
				    ----------------
				Title:  Vice President

				FIRST NATIONAL BANK OF SOUTHWESTERN OHIO

				By  Vaden Fitton
				    ------------
				Title:  First Vice President


				Administrative Agent
				--------------------

				THE CHASE MANHATTAN BANK,
				as Administrative Agent

				By  Heather Lindstrom
				    -----------------
				Title:  Vice President